First Eagle Senior Loan Fund

Schedule of Investments† (unaudited)	March 31, 2020

Investments	Principal	Value
SENIOR LOANS(a) – 123.3% (93.8% of Total Investments)

Aerospace & Defense – 2.4%
Advanced Integration Technology LP, Term B-1 Loan - First Lien, 5.750% (1-Month USD LIBOR + 4.750%, 1.000% Floor), 04/03/23(b)	$1,447,725	$1,324,668
Constellis Holdings LLC, Super Priority Term Loan - First Lien, (LIBOR + 10.000%, 1.000% Floor), 12/16/20(b)(c)	381,664	343,497
Constellis Holdings LLC, Term Loan B - First Lien, 6.780% (3-Month USD LIBOR + 5.000%, 1.000% Floor), 04/22/24(b)(c)	2,253,473	90,139
Constellis Holdings LLC, Term Loan B - Second Lien, 10.780% (3-Month USD LIBOR + 9.000%, 1.000% Floor), 04/21/25(b)(c)	1,257,500	7,860
Constellis Holdings, LLC, DIP Loan - First Lien, 06/30/21(b)(d)	596,130	596,130
Total Aerospace & Defense		2,362,294

Automotive – 4.2%
APC Aftermarket (AP Exhaust Acquisition / CWD LLC), Term A-1 Loan - First Lien, 6.710% (LIBOR and 3-Month USD LIBOR + 5.000%, 1.000% Floor), 05/10/25	381,594	302,094
APC Aftermarket (AP Exhaust Acquisition / CWD LLC), Term Loan B, 6.710% (LIBOR and 3-Month USD LIBOR + 5.000%, 0.000% Floor), 05/10/24	679,225	224,993
Jason Incorporated, Initial Term Loan - First Lien, 5.500% (1-Month USD LIBOR + 4.500%, 1.000% Floor), 06/30/21	1,160,520	584,130
Navistar, Inc., Tranche B Term Loan - First Lien, 4.280% (1-Month USD LIBOR + 3.500%, 0.000% Floor), 11/06/24	1,960,000	1,721,537
Panther BF Aggregator 2 LP (Power Solutions), Term Loan B - First Lien, 4.440% (1-Month USD LIBOR + 3.500%, 0.000% Floor), 04/30/26(b)	1,419,296	1,305,753
Total Automotive		4,138,507

Banking, Finance, Insurance & Real Estate – 5.6%
Aretec Group, Inc. (Cetera Financial Group), Term Loan - First Lien, 5.240% (1-Month USD LIBOR + 4.250%, 0.000% Floor), 10/01/25	1,138,237	774,001
AssuredPartners, Inc., 2020 February Refinancing Term Loan - First Lien), 4.490% (1-Month USD LIBOR + 3.500%, 0.000% Floor), 02/12/27	1,140,347	1,006,357
Avision Young Canada, Inc., Term Loan - First Lien, 6.780% (3-Month USD LIBOR + 5.000%, 0.000% Floor), 02/01/26	1,653,515	1,361,397
Hub International Ltd., 2019 Term Loan B - First Lien, 5.690% (3-Month USD LIBOR + 4.000%, 1.000% Floor), 04/25/25	1,371,563	1,306,413
Kestra Advisor Services Holdings A, Inc. (Kestra Financial),Term Loan - First Lien, 5.240% (1-Month USD LIBOR + 4.250%, 0.000% Floor), 06/03/26(b)	818,813	675,520
Sedgwick Claims Management Services, Inc., Term Loan B - First Lien, 4.240% (1-Month USD LIBOR + 3.250%, 0.000% Floor), 12/31/25	456,719	408,574
Total Banking, Finance, Insurance & Real Estate		5,532,262

Beverage, Food & Tobacco – 1.8%
Arctic Glacier U.S.A., Inc., Specified Refinancing Term Loan - First Lien, 4.950% (3-Month USD LIBOR + 3.500%, 1.000% Floor), 03/20/24	210,000	173,250
Flavors Holdings, Inc., Initial Term Loan - Second Lien, 11.450% (3-Month USD LIBOR + 10.000%, 1.000% Floor), 10/03/21(b)	1,000,000	925,000

See Notes to Schedule of Investments

First Eagle Senior Loan Fund

Schedule of Investments† (unaudited) (continued)	March 31, 2020

Investments	Principal	Value
SENIOR LOANS(a) (continued)

Beverage, Food & Tobacco – 1.8% (continued)
Flavors Holdings, Inc., Tranche B Term Loan - First Lien, 7.200% (3-Month USD LIBOR + 5.750%, 1.000% Floor), 04/03/20	$723,571	$684,379
Total Beverage, Food & Tobacco		1,782,629

Chemicals, Plastics & Rubber – 1.3%
Polar US Borrower (SI Group, Inc.), Term Loan - First Lien, 5.740% (1-Month and 3-Month USD LIBOR + 4.750%, 0.000% Floor), 10/15/25	1,476,262	1,302,802

Construction & Building – 2.1%
Brookfield WEC Holdings, Inc. (Westinghouse), Refinancing Term Loan - First Lien, 3.990% (1-Month USD LIBOR + 3.000%, 0.750% Floor), 08/01/25	1,605,620	1,531,360
Yak Access LLC (Yak Mat), Term Loan B - First Lien, 6.450% (3-Month USD LIBOR + 5.000%, 0.000% Floor), 07/02/25	721,026	533,559
Total Construction & Building		2,064,919

Consumer Products: Durable – 0.0%(e)
Serta Simmons Bedding LLC, Term Loan - First Lien, 4.500% (1-Month USD LIBOR + 3.500%, 1.000% Floor), 11/08/23	4,831	2,035

Consumer Products: Non Durable – 4.8%
ABG Intermediate Holdings 2 LLC, Term Loan 2017 - First Lien, 4.950% (3-Month USD LIBOR + 3.500%, 1.000% Floor), 09/27/24	1,967,161	1,583,565
Alphabet Holding Co., Inc. ((Nature's Bounty)(NBTY)), Initial Term Loan - First Lien, 4.490% (1-Month USD LIBOR + 3.500%, 0.000% Floor), 09/26/24	1,228,210	992,805
International Textile Group, Inc., Term Loan - First Lien, 6.580% (1-Month USD LIBOR + 5.000%, 0.000% Floor), 05/01/24	481,461	329,801
Pure Fishing, Inc. (SP PF Buyer), Term Loan - First Lien, 5.490% (1-Month USD LIBOR + 4.500%, 0.000% Floor), 12/21/25	990,000	808,498
ZEP, Inc. (Acuity Special Products), Initial Term Loan - First Lien, 5.070% (LIBOR + 4.000%, 1.000% Floor), 08/12/24	1,506,148	1,016,650
Total Consumer Products: Non Durable		4,731,319

Containers, Packaging & Glass – 1.3%
Fortress Merger Sub, Inc. (Fort Dearborn), Initial Term Loan - First Lien, 5.910% (1-Month and 3-Month USD LIBOR + 4.000%, 1.000% Floor), 10/19/23	364,743	314,591
Fortress Merger Sub, Inc. (Fort Dearborn), Initial Term Loan - Second Lien, 10.410% (3-Month USD LIBOR + 8.500%, 1.000% Floor), 10/21/24(b)	1,140,000	1,026,000
Total Containers, Packaging & Glass		1,340,591

Energy: Oil & Gas – 2.7%
HGIM Corp. (Harvey Gulf), Term Loan (Exit) - First Lien, 7.710% (3-Month USD LIBOR + 6.000%, 1.000% Floor), 07/03/23	2,529,969	1,469,191
PSS Industrial Group (Pipeline Supply & Service), Term Loan - First Lien, 7.500% (3-Month USD LIBOR + 6.000%, 1.500% Floor), 04/10/25(b)	427,130	417,520
W3 Topco LLC (Total Safety), Term Loan B - First Lien, 7.690% (3-Month USD LIBOR + 6.000%, 1.000% Floor), 08/16/25	975,000	804,375
Total Energy: Oil & Gas		2,691,086

See Notes to Schedule of Investments

First Eagle Senior Loan Fund

Schedule of Investments† (unaudited) (continued)	March 31, 2020

Investments	Principal	Value
SENIOR LOANS(a) (continued)

Environmental Industries – 1.5%
EnergySolutions (Energy Capital Partners), Term Loan B - First Lien, 5.200% (3-Month USD LIBOR + 3.750%, 1.000% Floor), 05/09/25(b)	$1,669,170	$1,468,870

Healthcare & Pharmaceuticals – 9.0%
Alvogen Pharma US, Inc., January 2020 Loan - First Lien, 6.320% (3-Month USD LIBOR + 5.250%, 0.000% Floor), 12/31/23(b)	2,672,379	2,324,970
Carestream Health, Inc. (aka Onex), Extended Term Loan - First Lien, 7.320% (LIBOR + 6.250%, 1.000% Floor), 02/28/21(d)	1,520,846	1,400,699
Civitas Solutions, Inc. (National Mentor Holding), Term Loan - First Lien, 5.610% (3-Month USD LIBOR + 4.000%, 0.000% Floor), 03/09/26	938,214	852,992
Civitas Solutions, Inc. (National Mentor Holding), Term Loan C - First Lien, 5.610% (1-Month USD LIBOR + 4.000%, 0.000% Floor), 03/09/26	52,331	47,577
LifeScan Global Corp., Term Loan - First Lien, 8.060% (3-Month USD LIBOR + 6.000%, 0.000% Floor), 10/01/24	1,037,969	834,267
Midwest Physician Administrative Services LLC (ACOF V DP Acquiror LLC aka Dupage Medical Group), Initial Term Loan - Second Lien, 7.990% (1-Month USD LIBOR + 7.000%, 0.750% Floor), 08/15/25(b)	734,282	636,990
National Seating & Mobility, Inc., Term Loan - First Lien, 6.700% (3-Month USD LIBOR + 5.250%, 0.000% Floor), 11/07/26(b)	692,016	622,814
RegionalCare Hospital Partners Holdings, Inc. (Lifepoint Health), Term Loan B - First Lien, 4.740% (1-Month USD LIBOR + 3.750%, 0.000% Floor), 11/16/25	1,940,000	1,811,485
US Anesthesia Partners, Inc., Initial Term Loan - First Lien, 4.000% (1-Month USD LIBOR + 3.000%, 1.000% Floor), 06/23/24	510,376	386,610
Total Healthcare & Pharmaceuticals		8,918,404

High Tech Industries – 28.2%
Advanced Computer Software (Air Newco LLC / Aston FInCo S.a.r.l.), Term Loan B - First Lien, 6.130% (3-Month USD LIBOR + 4.250%, 0.000% Floor), 09/20/26	1,000,000	897,500
Ancestry.com Operations, Inc., Term Loan B - First Lien (LIBOR + 4.250%, 0.000% Floor), 08/27/26	1,544,152	1,243,042
AppLovin Corp., Term Loan B - First Lien, 4.490% (1-Month USD LIBOR + 3.500%, 0.000% Floor), 08/15/25(b)	2,039,812	1,866,428
Aptean, Inc., Term Loan - First Lien, 5.240% (1-Month USD LIBOR + 4.250%, 0.000% Floor), 03/27/26	1,760,605	1,439,295
Banff Merger Sub, Inc. (BMC), Term Loan B - First Lien, 5.240% (1-Month USD LIBOR + 4.250%, 0.000% Floor), 10/02/25	1,137,121	956,177
Cision (Castle US Holding Corp.), Term Loan B - First Lien, 4.740% (1-Month USD LIBOR + 3.750%, 0.000% Floor), 01/23/27	1,500,000	1,222,507
Datto, Inc., Term Loan - First Lien, 5.240% (1-Month USD LIBOR + 4.250%, 0.000% Floor), 04/02/26(b)	1,240,625	1,077,793
Drilling Info, Inc., Term Loan - First Lien, 5.240% (1-Month USD LIBOR + 4.250%, 0.000% Floor), 07/30/25(b)	492,433	393,946
Ellie Mae, Inc., Term Loan - First Lien, 5.690% (3-Month USD LIBOR + 3.750%, 0.000% Floor), 04/02/26	1,122,188	986,122
Helios Software Holdings, Inc. (ION Corporates), Term Loan - First Lien, 5.320% (LIBOR + 4.250%, 0.000% Floor), 10/01/25(d)	1,872,500	1,613,468

See Notes to Schedule of Investments

First Eagle Senior Loan Fund

Schedule of Investments† (unaudited) (continued)	March 31, 2020

Investments	Principal	Value
SENIOR LOANS(a) (continued)

High Tech Industries – 28.2% (continued)
MH Sub I LLC and Micro Holding Corp. (Internet Brands), Amendment No 2 Initial Term Loan – First Lien, 4.820% (3-Month USD LIBOR + 3.750%, 0.000% Floor), 09/16/24	$1,892,331	$1,621,728
Perforce Software, Inc., Refinancing Term Loan B - First Lien, 4.740% (1-Month USD LIBOR + 3.750%, 0.000% Floor), 07/08/26	995,006	849,069
Quest Software (Dell Software Group / Seahawk Holding Cayman Ltd.), Term Loan - First Lien, 6.030% (3-Month USD LIBOR + 4.250%, 0.000% Floor), 05/16/25	1,920,139	1,486,504
QuickBase, Inc., Term Loan - First Lien, 4.990% (1-Month USD LIBOR + 4.000%, 0.000% Floor), 04/03/26(b)	1,042,125	1,010,861
Rocket Software, Inc., Term Loan - First Lien, 5.240% (1-Month USD LIBOR + 4.250%, 0.000% Floor), 11/28/25	1,959,375	1,637,166
S2P Acquisition Borrower, Inc. (Jaggaer), Term Loan - First Lien, 5.070% (LIBOR + 4.000%, 0.000% Floor), 08/14/26	1,022,438	879,296
Silverback Merger Sub, Inc. (Sparta Systems), Term Loan B - First Lien, 4.560% (LIBOR + 3.500%, 1.000% Floor), 08/21/24	1,317,599	1,148,578
SonicWALL, Inc., Term Loan - First Lien, 5.190% (3-Month USD LIBOR + 3.500%, 0.000% Floor), 05/16/25	1,316,667	1,075,348
Starfish - V Merger Sub, Inc. (Syncsort/Vero), Term Loan B - First Lien, 7.580% (1-Month USD LIBOR + 6.000%, 1.000% Floor), 08/16/24	130,000	105,300
Starfish - V Merger Sub, Inc. (Syncsort/Vero), Term Loan B - First Lien, 7.860% (3-Month USD LIBOR + 6.250%, 0.000% Floor), 08/16/24	1,526,236	1,236,251
TriTech Software Systems (Superion/SuperMoose), Term Loan - First Lien, 5.200% (3-Month USD LIBOR + 3.750%, 0.000% Floor), 08/29/25	1,316,667	1,061,233
Uber Technologies, Inc., Term Loan - First Lien (1-Month and 3-Month USD LIBOR + 4.000%, 1.000% Floor), 04/04/25	1,404,851	1,321,726
VeriFone Systems, Inc., Term Loan - First Lien, 5.690% (3-Month USD LIBOR + 4.000%, 0.000% Floor), 08/20/25	1,940,462	1,271,003
Vertafore, Inc., Term Loan - Second Lien, 8.240% (1-Month USD LIBOR + 7.250%, 0.000% Floor), 07/02/26	500,000	438,500
Vertafore, Inc., Term Loan B - First Lien, 4.240% (1-Month USD LIBOR + 3.250%, 0.000% Floor), 07/02/25(d)	261,837	233,586
VS Buyer LLC (Veeam Softward), Term Loan B - First Lien, 4.860% (3-Month USD LIBOR + 3.250%, 0.000% Floor), 02/28/27(b)	1,000,000	965,000
Total High Tech Industries		28,037,427

Hotel, Gaming & Leisure – 4.7%
AP Gaming I LLC (American Gaming Systems), 2018 Term Loan B - First Lien, 4.950% (3-Month USD LIBOR + 3.500%, 1.000% Floor), 02/15/24(b)	1,063,877	835,143
Miller's Ale House, Inc., Term Loan - First Lien, 5.760% (LIBOR, 1-Month and 3-Month USD LIBOR + 4.750%, 0.000% Floor), 05/30/25	1,182,000	856,950
Portillo's Holdings LLC, Term Loan - First Lien, 6.950% (3-Month USD LIBOR + 5.500%, 1.000% Floor), 09/06/24(b)	497,500	410,437
Scientific Games International, Inc. (aka SGMS), Initial Term Loan B-5 - First Lien, 4.370% (1-Month and 2-Month USD LIBOR + 2.750%, 0.000% Floor), 08/14/24	1,992,379	1,617,145

See Notes to Schedule of Investments

First Eagle Senior Loan Fund

Schedule of Investments† (unaudited) (continued)	March 31, 2020

Investments	Principal	Value
SENIOR LOANS(a) (continued)

Hotel, Gaming & Leisure – 4.7% (continued)
Stats, LLC (Peak Jersey Holdco Ltd), Term Loan - First Lien, 6.960% (3-Month USD LIBOR + 5.250%, 0.000% Floor), 07/10/26	$1,187,025	$991,166
Total Hotel, Gaming & Leisure		4,710,841

Manufacturing – 0.4%
CPM Holdings, Inc., Term Loan - First Lien, 5.350% (1-Month USD LIBOR + 3.750%, 0.000% Floor), 10/25/25	424,153	351,623

Media: Advertising, Printing & Publishing – 0.8%
Cengage Learning Acquisitions, Inc., Term Loan B - First Lien, 5.250% (1-Month USD LIBOR + 4.250%, 1.000% Floor), 06/07/23	994,832	815,762

Media: Broadcasting & Subscription – 5.0%
Radiate Holdco LLC (RCN Grande), Closing Date Term Loan - First Lien, 3.990% (1-Month USD LIBOR + 3.000%, 0.750% Floor), 02/01/24	2,074,057	1,939,244
Terrier Media Buyer, Inc. (Cox Media Group), Term Loan B, 5.700% (3-Month USD LIBOR + 4.250%, 0.000% Floor), 12/12/26(b)(d)	1,890,263	1,715,413
Univision Communications, Inc., 2017 Replacement Term Loan - First Lien, 3.750% (1-Month USD LIBOR + 2.750%, 1.000% Floor), 03/15/24	297,756	256,256
Urban One (Radio One, Inc.), Initial Term Loan - First Lien, 5.000% (1-Month USD LIBOR + 4.000%, 1.000% Floor), 04/18/23	1,374,026	1,012,204
Total Media: Broadcasting & Subscription		4,923,117

Media: Diversified & Production – 2.9%
Abe Investment Holdings, Inc. (Getty Images, Inc.), Term Loan B - First Lien, 5.500% (1-Month USD LIBOR + 4.500%, 0.000% Floor), 02/12/26	2,355,880	1,914,152
IMG LLC/William Morris Endeavor Entertainment, LLC (AKA: WME Entertainment / IRIS Merger Sub), New Term Loan B-1 – First Lien, 4.370% (1-Month and 3-Month USD LIBOR + 2.750%, 0.000% Floor), 05/16/25	1,240,401	995,655
Total Media: Diversified & Production		2,909,807

Metals & Mining – 0.4%
ASP Prince Merger Sub, Inc.(aka PMHC II), Term Loan - First Lien, 4.500% (1-Year USD LIBOR + 3.500%, 1.000% Floor), 03/31/25(b)	735,000	441,000

Retail – 3.6%
Apro LLC (United Pacific), Term Loan B - First Lien, 5.000% (1-Month USD LIBOR + 4.000%, 1.000% Floor), 10/28/26(b)	995,006	850,730
BI-LO LLC (Southeastern Grocers), Initial Term Loan - First Lien, 9.740% (3-Month USD LIBOR + 8.000%, 1.000% Floor), 05/31/24	886,500	728,703
Midas Intermediate Holdco II LLC (Service King), 2017 Refinancing Term Loan, 4.020% (3-Month USD LIBOR + 2.750%, 1.000% Floor), 08/18/21	1,218,702	970,775
Wand Newco 3, Inc. (Caliber Collision/ABRA Augo Body), Term Loan B - First Lien, 4.070% (LIBOR + 3.000%, 0.000% Floor), 02/05/26	1,116,577	1,010,502
Total Retail		3,560,710

Services: Business – 22.5%
Air Methods Corp., Term Loan B - First Lien, 4.950% (3-Month USD LIBOR + 3.500%, 1.000% Floor), 04/21/24	994,885	710,791

See Notes to Schedule of Investments

First Eagle Senior Loan Fund

Schedule of Investments† (unaudited) (continued)	March 31, 2020

Investments	Principal	Value
SENIOR LOANS(a) (continued)

Services: Business – 22.5% (continued)
CT Technologies Intermediate Holdings, Inc. (HealthPort), New Term Loan - First Lien, 5.700% (3-Month USD LIBOR + 4.250%, 1.000% Floor), 12/01/21	$2,521,794	$1,994,739
Deluxe Entertainment Services Group, Inc., Term Loan - First Lien, 7.950% (3-Month USD LIBOR + 5.000%, 0.000% Floor), 03/25/24(b)	1,584,985	1,426,487
Deluxe Entertainment Services Group, Inc., Term Loan - Second Lien, 9.950% (3-Month USD PRIME + 5.000%, 0.000% Floor), 09/25/24	1,117,699	817,317
DiscoverOrg LLC, Term Loan - First Lien, 5.450% (3-Month USD LIBOR + 4.000%, 0.000% Floor), 01/28/26(b)	895,477	796,975
EagleView Technology Corp., Term Loan - First Lien, 5.110% (3-Month USD LIBOR + 3.500%, 0.000% Floor), 08/14/25(b)	987,500	839,375
Ensemble Health Partners, Term Loan - First Lien, 5.510% (3-Month USD LIBOR + 3.750%, 0.000% Floor), 08/03/26	1,492,500	1,382,428
Enterprise Merger Sub, Inc. (Envision Healthcare), Term Loan - First Lien, 4.740% (1-Month USD LIBOR + 3.750%, 0.000% Floor), 10/10/25(d)	1,927,822	1,032,995
Guidehouse LLP, Term Loan - First Lien, 5.490% (1-Month USD LIBOR + 4.500%, 0.000% Floor), 05/01/25	1,215,244	996,500
Mitchell International, Inc., Term Loan - First Lien, 4.240% (1-Month USD LIBOR + 3.250%, 0.000% Floor), 11/29/24	1,928,339	1,619,805
New Insight Holdings, Inc. (Research Now), Initial Term Loan - First Lien, 7.260% (3-Month USD LIBOR + 5.500%, 1.000% Floor), 12/20/24(b)	2,001,641	1,801,477
North American Lifting Holdings, Inc. (TNT Crane), Initial Term Loan - Second Lien, 10.450% (3-Month USD LIBOR + 9.000%, 1.000% Floor), 11/26/21	1,018,631	331,055
North American Lifting Holdings, Inc. (TNT Crane), Term Loan - First Lien, 5.950% (3-Month USD LIBOR + 4.500%, 1.000% Floor), 11/27/20	2,389,854	1,792,390
Red Ventures LLC, Term Loan B-2 - First Lien, 3.490% (1-Month USD LIBOR + 2.500%, 0.000% Floor), 11/08/24	2,993,218	2,524,286
Teneo Holdings LLC,Term Loan B, 6.250% (3-Month USD LIBOR + 5.250%, 1.000% Floor), 07/12/25(b)	1,492,500	1,223,850
Trader Corp., 2017 Refinancing Term Loan - First Lien, 3.940% (1-Month USD LIBOR + 3.000%, 1.000% Floor), 09/28/23(b)	916,519	783,624
Travel Leaders Group LLC, New Term Loan B - First Lien, 4.960% (1-Month USD LIBOR + 4.000%, 0.000% Floor), 01/25/24	982,500	754,889
Upstream Newco, Inc., Term Loan - First Lien, 5.490% (1-Month USD LIBOR + 4.500%, 0.000% Floor), 10/22/26(b)	1,100,000	918,500
Verra Mobility Corp. (VM Corp./ATS Consolidated), Term Loan B-1 - First Lien, 4.240% (1-Month USD LIBOR + 3.250%, 0.000% Floor), 02/28/25(b)	598,992	545,083
Total Services: Business		22,292,566

Services: Consumer – 6.6%
Cambium Learning, Inc., Initial Term Loan - First Lien, 5.950% (3-Month USD LIBOR + 4.500%, 0.000% Floor), 12/18/25	987,500	814,688
Heartland Dental LLC, Initial Term Loan - First Lien, 4.740% (1-Month USD LIBOR + 3.750%, 0.000% Floor), 04/30/25	1,106,210	865,609
Pre-Paid Legal Services, Inc. (Legalshield), Term Loan - First Lien, 4.240% (1-Month USD LIBOR + 3.250%, 0.000% Floor), 05/01/25	890,209	763,354

See Notes to Schedule of Investments

First Eagle Senior Loan Fund

Schedule of Investments† (unaudited) (continued)	March 31, 2020

Investments	Principal	Value
SENIOR LOANS(a) (continued)

Services: Consumer – 6.6% (continued)
Prime Security Services Borrower LLC (Apollo Security Services Borrower LLC/ Protection One Alarm Monitoring, Inc.), Term Loan B - First Lien, 4.610% (1-Month USD LIBOR + 3.250%, 1.000% Floor), 09/23/26	$1,741,250	$1,581,926
UFC Holdings LLC (fka VGD Merger Sub LLC (Zuffa)), New Term Loan B, 4.250% (1-Month USD LIBOR + 3.250%, 1.000% Floor), 04/30/26	793,830	707,501
WP CityMD Bidco LLC (CityMD), Term Loan B, 5.950% (3-Month USD LIBOR + 4.500%, 1.000% Floor), 08/13/26	1,997,058	1,790,702
Total Services: Consumer		6,523,780

Technology: Software – 0.8%
Almonde, Inc. (Misys), Dollar Term Loan - First Lien, 5.280% (3-Month USD LIBOR + 3.500%, 1.000% Floor), 06/13/24	922,510	797,201

Telecommunications – 6.7%
CenturyLink, Inc., Term Loan B - First Lien, 3.240% (1-Month USD LIBOR + 2.250%, 0.000% Floor), 03/15/27	887,775	833,958
GTT COMMUNICATIONS, Inc., 3.740% (1-Month USD LIBOR + 2.750%, 0.000% Floor), 05/31/25(d)	877,766	638,575
Iridium Satellite, Term Loan B - First Lien, 4.750% (1-Month USD LIBOR + 3.750%, 1.000% Floor), 10/17/26	750,000	716,250
Rackspace Hosting (Inception Merger Sub, Inc.), 2017 Term Loan B - First Lien, 4.760% (3-Month USD LIBOR + 3.000%, 1.000% Floor), 11/03/23	2,942,033	2,597,168
Zayo Group Holdings, Inc., Initial Dollar Term Loan - First Lien (LIBOR + 3.000%, 0.000% Floor), 02/18/27(b)(d)	2,000,000	1,900,000
Total Telecommunications		6,685,951

Transportation: Cargo – 2.2%
Gruden Acquisition, Inc. (Quality Distribution LLC), Incremental Term Loan – First Lien, 6.950% (3-Month USD LIBOR + 5.500%, 1.000% Floor), 08/18/22	1,825,301	1,734,036
Gruden Acquisition, Inc. (Quality Distribution LLC), Term Loan - Second Lien, 9.950% (3-Month USD LIBOR + 8.500%, 1.000% Floor), 08/18/23(b)	500,000	456,250
Total Transportation: Cargo		2,190,286

Wholesale – 1.8%
United Natural Foods, Term Loan B - First Lien, 5.240% (1-Month USD LIBOR + 4.250%, 0.000% Floor), 10/22/25	2,079,553	1,801,413

Total Senior Loans (Cost $147,600,830)		122,377,202

	Shares
COMMON STOCK – 0.1% (0.1% of Total Investments)

Services: Business – 0.1%
DESG Holdings, Inc. (Deluxe Entertainment)* (Cost $–)	95,890	106,294
MONEY MARKET FUND – 8.0% (6.1% of Total Investments)

Morgan Stanley Institutional Liquidity Treasury Portfolio - Institutional Share Class, 0.12%(g)(f) (Cost $7,969,701)	7,969,701	7,969,701

See Notes to Schedule of Investments

First Eagle Senior Loan Fund

Schedule of Investments† (unaudited) (continued)	March 31, 2020

Value
Total Investments in Securities - 131.4% (Cost $155,570,531)	$130,453,197
Borrowings (Cost $42,500,000) – (42.8)%	(42,500,000)
Other Assets in Excess of Liabilities – 11.4%	11,318,203
Net Assets – 100.0%	$99,271,400

*	Non-income producing security.
†	Securities are US securities, unless otherwise noted.
(a)	Senior loans pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate, often subject to a floor, plus a spread, unless otherwise indicated. The most popular benchmark lending rates are the London Interbank Offered Rate (“LIBOR”), the rate that contributor banks in London charge each other for interbank deposits, and the prime rate offered by one or more major U.S. banks (“Prime”). Both LIBOR and Prime were utilized as benchmark lending rates for the senior loans at March 31, 2020. The rates shown represent the contractual rates (benchmark rate or floor plus spread) in effect at period end. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
(b)	Fair Value Level 3 security. All remaining securities are categorized as Level 2 unless otherwise noted.
(c)	The Fund held defaulted securities for which the income has been deemed uncollectible. As of March 31, 2020, the aggregate value of those securities was $441,496, representing 0.4% of the Fund’s net assets. The Fund no longer accrues income on securities once the income has been deemed uncollectible.
(d)	All or a portion of this position has not settled as of March 31, 2020. The Fund will not accrue interest on its senior loans until the settlement date at which point LIBOR will be established.
(e)	Less than 0.05%.
(f)	Fair Value Level 1 security.
(g)	Rate shown reflects the 7-day yield as of March 31, 2020.

See Notes to Schedule of Investments

First Eagle Senior Loan Fund

Schedule of Investments† (unaudited) (concluded)	March 31, 2020

SUMMARY OF SCHEDULE OF INVESTMENTS	% of Net Assets
Aerospace & Defense	2.4%
Automotive	4.2
Banking, Finance, Insurance & Real Estate	5.6
Beverage, Food & Tobacco	1.8
Chemicals, Plastics & Rubber	1.3
Construction & Building	2.1
Consumer Products: Durable	0.0 (a)
Consumer Products: Non Durable	4.8
Containers, Packaging & Glass	1.3
Energy: Oil & Gas	2.7
Environmental Industries	1.5
Healthcare & Pharmaceuticals	9.0
High Tech Industries	28.2
Hotel, Gaming & Leisure	4.7
Manufacturing	0.4
Media: Advertising, Printing & Publishing	0.8
Media: Broadcasting & Subscription	5.0
Media: Diversified & Production	2.9
Metals & Mining	0.4
Retail	3.6
Services: Business	22.6
Services: Consumer	6.6
Technology: Software	0.8
Telecommunications	6.7
Transportation: Cargo	2.2
Wholesale	1.8
Money Market Fund	8.0
Total Investments	131.4
Borrowings	(42.8)
Other Assets in Excess of Liabilities	11.4
Net Assets	100.0%

(a)	Less than 0.05%.

See Notes to Schedule of Investments

First Eagle Senior Loan Fund
Notes to the Schedule of Investments (unaudited)	March 31, 2020

1. ORGANIZATION

First Eagle Senior Loan Fund (formerly known as THL Credit Senior Loan Fund) (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund is a statutory trust established under the laws of Delaware by an Agreement and Declaration of Trust dated July 30, 2013. The Fund was previously classified as a non-diversified investment company. The Fund commenced operations on September 20, 2013. The Fund was renamed First Eagle Senior Loan Fund on May 8, 2020.

The Fund’s investment objective is to provide current income and preservation of capital primarily through investments in U.S. dollar-denominated senior secured corporate loans and notes (“Senior Loans”). Under normal circumstances, the Fund will invest at least 80% of its Managed Assets, defined as total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes in Senior Loans. The Senior Loans in which the Fund will invest are fully collateralized, first lien corporate loans and notes. The Fund may also invest up to 20% of its Managed Assets in other securities, including high yield securities, notes, bonds, convertible securities, second lien loans and other subordinated debt and collateralized loan obligations. The Fund’s investments in high yield bonds, not including Senior Loans, will be limited to 10% of the Fund’s Managed Assets.

During the quarter ended March 31, 2020, THL Credit Advisors LLC (the “Adviser”) served as the Fund’s investment adviser. Effective January 31, 2020, the Adviser completed a change of control transaction (the “transaction”) which resulted in an “assignment” of the then-current investment advisory agreement between the Fund and the Adviser under 1940 Act, causing the investment advisory agreement to terminate automatically by its terms. Accordingly, the Adviser now serves as the Fund’s interim investment adviser. Effective May 8, 2020, the Fund shareholders approved a new management agreement between the Fund and the Adviser. THL Credit Advisors LLC was renamed First Eagle Alternative Credit, LLC on January 31, 2020.

2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company that applies the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies”. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the Fund’s Adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The Fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

The following summarizes the significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: The Fund holds portfolio securities that are fair valued at the close of each day on the New York Stock Exchange (“NYSE”), normally at 4:00 P.M., Eastern Time. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to a valuation committee (the “Committee”), subject to the Board’s supervision and direction, through the adoption of procedures for valuation of the Fund’s securities (the “Valuation Procedures”). The Committee consists of certain designated individuals of the Adviser. Under the current Valuation Procedures, the Committee is responsible for, among other things, determining and monitoring the value of the Fund’s assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities.

The Fund’s securities are valued by various methods, as described below:

Senior Loans are valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations (including mid or average prices) and other criteria if the Committee does not believe that the pricing agent price reflects the current market value, the Adviser will determine a recommended method of valuing the Senior Loan for consideration by the Committee.

Fixed income securities (including short-term obligations) are valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations, or in the absence of broker-dealer supplied valuations, matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

First Eagle Senior Loan Fund
Notes to the Schedule of Investments (unaudited) (continued)	March 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Exchange traded equity securities and warrants are valued at the last quoted sales price as of the close of the exchange or, in the absence of a sale, the closing bid price, with the exception that for securities traded on the London Stock Exchange and National Association of Securities Dealers’ Automated Quotation System, those securities are valued at the official closing price.

Non-exchange traded equity securities are valued at prices supplied by the Fund’s pricing agent based on the average of the bid/ask prices quoted by brokers that are knowledgeable about the securities.

Money market funds are valued at their net asset value.

If a price is not available from an independent pricing service or broker, or if the price provided is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. Fair value methods may include, but are not limited to, the use of market comparable and/or income approach methodologies. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.

Fair Value Measurement

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions that a market participant would use in valuing the asset or liability based on the best information available.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts and acts of terrorism.

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities.

The valuation techniques used by the Fund to measure fair value for the period ended March 31, 2020 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The following table summarizes the valuation of the Fund’s investments under the fair value hierarchy levels as of March 31, 2020:

Asset Type	Level 1	Level 2	Level 3	Total
Senior Loans
Aerospace & Defense	$–	$–	$2,362,294	$2,362,294
Automotive	–	2,832,754	1,305,753	4,138,507
Banking, Finance, Insurance & Real Estate	–	4,856,742	675,520	5,532,262

First Eagle Senior Loan Fund
Notes to the Schedule of Investments (unaudited) (continued)	March 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair Value Measurement (continued)

Asset Type	Level 1	Level 2	Level 3	Total
Beverage, Food & Tobacco	$–	$857,629	$925,000	$1, 782,629
Chemicals, Plastics & Rubber	–	1,302,802	–	1,302,802
Construction & Building	–	2,064,919	–	2,064,919
Consumer Products: Durable	–	2,035	–	2,035
Consumer Products: Non Durable	–	4,731,319	–	4,731,319
Containers, Packaging & Glass	–	314,591	1,026,000	1,340,591
Energy: Oil & Gas	–	2,273,566	417,520	2,691,086
Environmental Industries	–	–	1,468,870	1,468,870
Healthcare & Pharmaceuticals	–	5,333,630	3,584,774	8,918,404
High Tech Industries	–	22,723,399	5,314,028	28,037,427
Hotel, Gaming & Leisure	–	3,465,261	1,245,580	4,710,841
Manufacturing	–	351,623	–	351,623
Media: Advertising, Printing & Publishing	–	815,762	–	815,762
Media: Broadcasting & Subscription	–	3,207,704	1,715,413	4,923,117
Media: Diversified & Production	–	2,909,807	–	2,909,807
Metals & Mining	–	–	441,000	441,000
Retail	–	2,709,980	850,730	3,560,710
Services: Business	–	13,957,195	8,335,371	22,292,566
Services: Consumer	–	6,523,780	–	6,523,780
Technology: Software	–	797,201	–	797,201
Telecommunications	–	4,785,951	1,900,000	6,685,951
Transportation: Cargo	–	1,734,036	456,250	2,190,286
Wholesale	–	1,801,413	–	1,801,413
Common Stocks*	–	106,294	–	106,294
Money Market Fund	7,969,701	–	–	7,969,701
Total Investments	$7,969,701	$90,459,393	$32,024,103	$130,453,197

* Please refer to Schedule of Investments for a breakdown of valuations by industry.

First Eagle Senior Loan Fund
Notes to the Schedule of Investments (unaudited) (concluded)	March 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES (concluded)

Fair Value Measurement (continued)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Senior Loans
Balance as of December 31, 2019	$29,792,622
Realized loss	(891,580)
Change in unrealized depreciation	(1,249,365)
Amortization (accretion)	37,161
Purchases	5,002,649
Sales and principal paydowns	(5,558,997)
Transfers into Level 3	16,947,008
Transfers out of Level 3	(12,055,395)
Balance as of March 31, 2020	$32,024,103
Net change in unrealized depreciation attributable to level 3 investments held at March 31, 2020 . . .	$(1,150,507)

Investments were transferred into Level 3 during the period ended March 31, 2020 due to changes in the quantity and quality of information, specifically the number of vendor quotes available to support the valuation of each investment and the increased incidence of stale prices, as assessed by the Adviser. Investments were transferred out of Level 3 during the period ended March 31, 2020 due to improvements in the quantity and quality of information, specifically the number of vendor quotes available to support the valuation of each investment and the reduced incidence of stale prices, as assessed by the Adviser.

The valuation techniques and significant amounts of unobservable inputs used in Fund’s Level 3 securities are outlined in the table below:

	Fair Value	Valuation Technique	Unobservable Input	Range	Direction Change in Fair Value Resulting from Increase in Unobservable Inputs(1)
Senior Loans	$32,024,103	Third-party vendor pricing service	Broker quotes	N/A	Increase

(1)	This column represents the direction change in the fair value of Level 3 securities that would result from an increase to the corresponding unobservable inputs. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower gain value determination.

3. DELAYED DRAW LOAN COMMITMENTS

As of March 31, 2020, the Fund had the following unfunded loan commitments outstanding, which could be extended at the option of the borrower:

Loan	Principal Amount	Cost	Value	Net Unrealized Appreciation/ Depreciation
Apro LLC (United Pacific), Delayed Draw Term Loan B - First Lien	$285,000	$282,150	$243,675	$(38,475)

Delayed draw loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund’s valuation policy.